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                                                                   EXHIBIT 23.3

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement (No. 33-75674) of Professional Bancorp, Inc. on Form S-8 of our report dated February 21, 1994 (April 28, 1994 as to sentences 5 through 8 of the third paragraph of Note 14), appearing in the Annual Report on Form 10-K of Professional Bancorp, Inc. for the year ended December 31, 1994.

                                      /S/ DELOITTE & TOUCHE LLP

Los Angeles, California
October 12, 1995